SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)



              Delaware                  33-28829                       9999
(State or Other Jurisdiction    (Commission      (Primary Standard Industrial
       Identification Number)     File Number)    Classification Code Number)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(800) 999-7535
(Address and telephone number of Principal Executive Offices)

Item 5.       Other Events

Description of the Notes and the Receivables Pool

	National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-28829, in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1997-1 Trust Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of June 29, 1997, between (i) National Auto Finance 1997-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of June 29, 1997 between Funding Trust, as depositor, and Wilmington Trust company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1997-1 Notes will be Secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54 and certain additional Receivables to the extent purchased by the Trust on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18.

Computational Materials

	First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.



              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date March 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated March 21, 1998.

National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
      21-Mar-98

                         Pre-
                 Pre-  Funding            Revol-
      Collect  Funding Reserve   Spread    ving      Cert     Trans-   Master
       Acct      Acct    Acct     Acct     Acct      Acct      feror   Servicer
   1          0       0       0  2,620,877      0           0        0         0
   2                  0       0      9,504      0           0        0         0

   3  2,612,825       0       0          0      0           0        0         0
   4          0       0       0          0      0           0        0         0
   5     12,890       0       0          0      0           0        0         0
   6          0       0       0          0      0           0        0         0
   7     -3,818       0       0          0      0           0    1,989         0
   8          0       0       0          0      0           0        0         0
   9    -12,890       0       0     -9,504      0           0   28,818         0
  10 -2,275,449       0       0          0      0   2,275,449        0         0
  11          0       0       0          0      0           0        0         0

  12   -333,558       0       0          0      0     333,558        0         0
  13          0       0       0          0      0           0        0         0
  14          0       0       0          0      0           0        0         0
  15          0       0       0          0      0           0        0         0
  16          0       0       0          0      0           0        0         0
  17          0       0       0    120,184      0           0        0         0
  18          0       0       0          0      0           0        0         0
  19          0       0       0          0      0           0        0         0
  20          0       0       0          0      0           0        0         0
  21          0       0       0          0      0           0        0         0
  22          0       0       0          0      0           0        0         0
  23          0       0       0          0      0           0        0         0
  24          0       0       0          0      0           0        0         0
  25          0       0       0          0      0           0        0         0

  26          0       0       0          0      0           0        0         0
  27          0       0       0          0      0           0        0         0
  28          0       0       0  2,741,061      0   2,609,007        0         0
  29          0       0       0          0      0   2,609,007        0         0
  30          0       0       0  3,563,441      0   2,411,446   30,806         0
  31          0       0       0          0      0   2,411,446        0         0

   1Beginning Account Balances
   2Interest Income

    Collection Account
   3Lockbox Collections during the Collections Period
   4Add: Retransfer Amount received in respect of any Retransferred Contracts 5Add: Any income and gain from investments of funds in the Collection Account 6Add: Amounts received from Transferor, Master Servicer or Subservicer
   7Less: Late Payment fees collected with respect to the Contracts on Deposit 8Less: Supplemental Servicing Fee
   9Less: Any income and gain on investments of deposits in Collection Account 10Less: Scheduled, Prepay and Liquidated Contract Principal
  11Less: Amounts deposited with respect to Retransferred Contracts

    Certificate Account
  12Add: Withdrawals from Collection Account
  13Add: Amounts received from the Transferor
  14Add: Amounts received from the Master Servicer or Subservicer
  15Add: Withdrawals from Revolving Account
  16Add: Withdrawals from the Pre-Funding Reserve Account
  17Add: Deposits to the Spread Account
  18Add: Proceeds of any Contracts or Property
  19Add: Any income and gain on investments of funds in the Certificate Account 20Add: Amounts received from Certificate Insurer
  21Add: Withdrawals from the Revolving Account or Pre-Funding Account
  22Less: Expenses of an Opinion of Counsel
  23Less: Expenses of Master Servicer or Transferor
  24Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 25Less: Pmts to Transferor w/ respect to Retransferred Contracts or property

    Pre-Funding Reserve Account
  26Less: Amount in excess of Required Deposit
  27Less: Amounts Distributed
  28Ending Account Balances
  29Available Amount to Certificate Holders
  30Ending Account Balances
  31Available Amount to Certificate Holders


National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
              21-Mar-98
                                                            Cert
                                                          Account     Payment

Available Amount                                          2,609,007           0

Payments on Payment Date
      (i)  Servicing Fee                                   (103,438)    103,438
           NAFI Operating Depository Account
           First Union National Bank, Charlotte, NC
           Acct #2010000259454 - ABA 053000219

     (ii)  Trustee, Collateral Agent                              0           0
           and Custodial fees
           Harris Trust and Savings Bank


    (iiia) Class A Interest                                (298,858)    298,858

    (iiib) Class A Principal                             (2,070,659)  2,070,659

     (iv)  Certificate Insurer                              (15,869)     15,869
           Financial Security Assurance
           Morgan Guaranty Trust
           Acct #000-33-345 ABA 021-000-238

      (v)  Collateral Agent (Spread Account)               (120,184)    120,184
           Harris Trust and Savings Bank

     (va)  [Reserved]                                             0           0

     (vi)  Unreimbursed expenses to the Trustee                   0           0

     (vii) Unreimbursed expenses to the Master Servicer           0           0

    (viii) Unreimbursed expenses to the Standby Servicer          0           0

     (ix)  Unreimbursed expenses to the Transferor                0           0

      (x)  Class B Certificate Holders                            0           0


Pursuant to section 3.17 of the Pooling and Service Agreement dated as of July 17,1997 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the
Collection Period        28-Feb-98

NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Melissa Grimm            24-Nov-98
Vice President, Controller



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Mar-98

                                                       1 Month      2 Months
(A) Portfolio Performance Tests:         Current:      Previous      Previous
                                         (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)                    yes           yes            no

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             5,422,401    64,213,039     8.444%
1 Month Prior:              5,612,278    62,062,832     9.043%
Current:                    4,806,489    59,787,383     8.039%
                                                        8.509%

Maximum Delinquency Ratio                                    8.25%

                                                       Monthly        Annual
Gross Defaulted Contracts                              Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:             1,030,594    65,258,279     1.58%         18.95%
1 Month Prior:              1,242,268    63,137,936     1.97%         23.61%
Current:                      910,689    60,925,108     1.49%         17.94%
                                                        1.681%       20.166%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               457,171    65,258,279     0.70%         8.41%
1 Month Prior:                383,271    63,137,936     0.61%         7.28%
Current:                      528,739    60,925,108     0.87%         10.41%
                                                        0.725%        8.702%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Mar-98

                                                       1 Month      2 Months
(B) Insurance Agreement Event of Defaults              Previous      Previous
                                         Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)                   no            no            no

(1)         Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             5,422,401    64,213,039          8.44%
1 Month Prior:              5,612,278    62,062,832          9.04%
Current:                    4,806,489    59,787,383          8.04%
                                                             8.51%

Maximum Delinquency Ratio                                   11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder of the transaction;


                                                       Monthly        Annual
Defaults                                               Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:             1,030,594    65,258,279          1.58%        18.95%
1 Month Prior:              1,242,268    63,137,936          1.97%        23.61%
Current:                      910,689    60,925,108          1.49%        17.94%
                                                             1.68%        20.17%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Mar-98


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               457,171    65,258,279         0.701%        8.407%
1 Month Prior:                383,271    63,137,936         0.607%        7.284%
Current:                      528,739    60,925,108         0.868%       10.414%
                                                            0.725%        8.702%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the              no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate               no

   (iii)    Breach of Servicer covenants                                no

    (iv)    Bankruptcy or insolvency of the Servicer                    no

    (v)     Material breach of representations and warranties           no

    (vi)    Certificate Insurer has not delivered a                     no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                     no
            this or other transactions

   (viii)   Claim under the policy                                      no


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Mar-98


Class A Interest Schedule
           Opening Class A Principal Balance                         56,477,177
           Class A Interest Rate                                           6.35%
           30/360*Class A Interest Rate                                    0.53%
           Current Class A Interest  Distribution                        298,858
           Prior Class A Interest Arrearage                                    0
           Class A Interest Due                                          298,858

           Current Class A Interest Arrearage                                  0

Class A Principal Schedule

           Opening Class A Principal Balance                          56,477,177

           Scheduled Principal                                           879,454
           Prepayments                                                   481,862
           Liquidated Contracts                                          914,133
           Less: Amounts reinvested                                            0
                                                                       2,275,449
           Retransfers                                                         0
                                                                       2,275,449

           Class A Share - 91%                                         2,070,659
           Remaining Revolving Account Balance                                 0
           Principal due to Class A                                    2,070,659

           Prepayment from Revolving Account                                   0
           Prepayment From Pre-Funding Account                                 0
           Prior Class A Arrearage                                             0

           Class A Principal Due                                       2,070,659

           Class A Principal Distribution                              2,070,659

           Current Class A Arrearage                                           0

Ending Class A Principal Balance after current Distribution           54,406,519


Servicing Fee Schedule

           Beginning Collateral Balance                              62,062,832
           Annual Servicing Rate                                           2.00%
           Prior Servicing Fee Arrearage                                       0
           Current Servicer Fee                                          103,438
           Servicer Fee Due                                              103,438
           Servicer Fee Paid                                             103,438
           Current Servicing Fee Arrearage                                     0






National Auto Finance 1997-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


Trustee Fee Schedule

Annual Trustee Fee                                                            0
Prior Trustee Fee Arrearage                                                   0
Current Trustee Fee                                                           0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0

Certificate Insurer Schedule

Ending  Class A Balance                                              54,406,519
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.50%
Certificate Insurer Fee                                                  15,869


Pre-Funding Account

Opening Balance                                                                0
Monthly Originations X 91%                                                     0
Withdrawal From Pre-Funding Account                                            0
Prepayment associated w/ end of Pre-Funding Period                             0
Closing Balance                                                                0


Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account                                     0
Prepayment Associated w/ Release from Revolving Acct                          0
Ending Balance


Spread Account

Initial Collateral Balance                                           66,891,200
Opening Spread Account Balance                                        2,620,877
Less Interest Earned                                                     (9,504)
Opening Spread Account Balance                                        2,620,877
Required Balance Spread Account                                       4,185,117
Required Deposit to Spread Account                                    1,564,240
Ending Spread Account Balance                                       2,741,061

Cap                                                               4,185,116.82

Floor                                                            54,406,518.68
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
    21-Mar-98


Class A Certificate Factor

                                       Current Class A Balance       54,406,519
                                       Initial Class A Balance       66,891,200

                                       Certificate Factor:           0.813358389



Aggregate Contract Principal Balance                                 59,787,383

Class A Balance                                                      54,406,519
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                      54,406,519

A Investor Percentage                                                     91.00%


February 28, 1998

Weighted Average Coupon                                                   19.18%

Weighted Average Maturity                                                 44.79

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Mar-98


Beginning of Transaction           07/21/97
Payment Date                       03/21/98
Month of Transaction                       8
Period Ended                       02/28/98

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                           2,612,825.21
Retransfer Amt received in respect of any Retransferred Contracts          0.00
Any income & gain from investments of funds in the Collection Acct    12,890.06
Amts received from Transferor, Master Servicer or Subservicer              0.00

Late Payment Fees collected w/ respect to the Contracts on Deposit     3,817.81
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to  Retransferred Accounts                  0.00
Scheduled Principal (During Revolving Period - Months 1 through 7)   879,454.07
Prepayments  (During Revolving Period - Months 1 through 7)          481,861.52
Recoveries  (During Revolving Period - Months 1 through 7)           385,393.91

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Any income & gain on investments of funds in the Certificate Acct          0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Payments to the Master servicer of Insurance and Liquidation Proceeds      0.00
Pmts to the Transferor w/ respect to Retransferred Contracts or prop       0.00

Pre-Funding Reserve Account
Beginning Balance                                                          0.00
Amount in excess of Required Deposit                                       0.00
Interest Income                                                            0.00

Certificate Insurer
Is there a claim on the policy in the current month,                No
or has there ever been a claim?

Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                          0.00
Interest Income                                                            0.00


Spread Account
Beginning Balance                                                   2,620,877.20
Interest Income                                                        9,503.50

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Mar-98


Number of loans currently owned by Trust                                  5,393

Initial Collateral Balance                                           66,891,200

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                    66,891,200
Prior Class A Principal Arrearage                                             0



                                             1 Month     2 Months    3 Months
                                  Current      Prior       Prior       Prior

30+ Days Past Due                 2,412,684  3,032,059    3,091,177   3,535,806
60+ Days Past Due                 1,125,910  1,310,744    1,324,351   1,080,209
90+ Days Past Due                 1,267,894  1,269,475    1,006,873     926,563
Delinquent (30+ days past due)    4,806,489  5,612,278    5,422,401   5,542,578

Current Month Repos                 461,603    680,597      578,924     463,664
New over 90 Days                    449,086    561,671      451,670     468,843
Defaults                            910,689  1,242,268    1,030,594     932,507

Liquidated Contracts
  Repos > 90 Days                   221,478    240,290      203,698      16,061
  Closed Repo's                     692,656    489,254      533,067     465,183
  Past Due > 120 Days                     0          0            0           0
  Chapter 13 Bankruptcy                   0          0            0           0
  Net Liquidated Accounts           914,133    729,544      736,766     481,244

Recoveries - net of expenses        385,394    346,273      279,594     275,617

Net Losses                          528,739    383,271      457,171     205,627

ACPB                             59,787,383 62,062,832   64,213,039  66,303,520



Principal Paid

                      08/21/97               1,032,777
                      09/21/97               1,133,973
                      10/21/97               1,202,786
                      11/21/97               1,480,428
                      12/21/97               1,705,033
                      01/21/98               1,902,337
                      02/21/98               1,956,688
                                            10,414,023

      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/Name: Keith B. Stein
                           Secretary

Dated:        March 31, 1998